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                                                                    EXHIBIT 4.1



COMMON STOCK                                                      COMMON STOCK

NUMBER              COMMUNITY SHORES BANK CORPORATION LOGO          SHARES

CERTIFICATE IS TRANSFERABLE                                          CUSIP
IN BOSTON AND NEW YORK
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

   THIS CERTIFIES THAT










   IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF COMMUNITY SHORES
                                BANK CORPORATION

transferable only on the book of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate is issued by the Corporation and accepted by the holder subject to all of the terms and conditions contained in the Articles of Incorporation and By-Laws of the Corporation and is not valid unless countersigned by the Transfer Agent.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:

COUNTERSIGNED AND REGISTERED
   STATE STREET BANK AND TRUST COMPANY
              (BOSTON)
    TRANSFER AGENT AND REGISTRAR
                             [CORPORATE SEAL LOGO]

BY:                                                          FACSIMILE OF NEED
                                                                 SIGNATURE

           AUTHORIZED OFFICER                CHAIRMAN OF THE BOARD AND PRESIDENT



                    STEEL ENGRAVED BORDER TO BE PRINTED HERE

(c) MIDWEST



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                       COMMUNITY SHORES BANK CORPORATION

     The Corporation will furnish to each shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class of stock of this Corporation authorized to be issued, the designation, relative rights, preferences, and limitations of each series thereof so far as the same have been prescribed and the authority of the Board of Directors of this Corporation to designate and prescribe the relative rights, preferences and limitations of other series.





     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM - as tenants in common    UNIF GIFT MIN ACT- ___________ Custodian ____________
                                                        (Cust)                (Minor)
TEN ENT - as tenants by the entireties          under Uniform Gifts to Minors

JT TEN - as joint tenants with right of         Act_______________________________
             survivorship and not as tenants                        (State)
             in common

    Additional abbreviations may also be used though not in the above list.





For value received, ________________________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________


_____________________________________________



________________________________________________________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________



                            ____________________________________________________
                            THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                    NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                            CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.